SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

UNR Holdings, Inc.

(Exact name of registrant as specified in charter)

Colorado 000-23712

(State or other jurisdiction (Commission File Number)

of incorporation)

40 Wall St., 28th Floor, New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 400-7532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

UNR Holdings, Inc. Updates Status of Three Moscow Region Residential Development Projects Launched in 2013. On June 10, 2014 the Company issued a press release which is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press release issued by UNR Holdings, Inc. June 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR Holdings, Inc.

Date: August 8, 2014	By: /s/ Alexey A. Kim
Alexey A. Kim
Chief Executive Officer